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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 24, 2005


                            CIT FUNDING COMPANY, LLC
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                  000-30501               22-3634034
--------------------------------------------------------------------------------
     (State or other jurisdiction      (Commission            (IRS Employer
            of incorporation)          File Number)        Identification No.)

                1 CIT Drive                                       07039
         Livingston, New Jersey
---------------------------------------------------   --------------------------
  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (973) 740-5000.



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



SEC873(03-05)   Potential persons who are to respond to the collection
                of information contained in this form are not required    1 of 3
                to respond unless the form displays a currently valid
                OMB control number.

Item 8.01       Other Events.

     CIT Funding Company, LLC (the "Registrant") has registered $4,293,500,000 in receivable backed-notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (File No. 333-122288) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Registrant caused CIT Equipment Collateral 2005-EF1 to issue, on August 24, 2005, $152,000,000 in aggregate principal amount of 3.852% Receivable-Backed Class A-1 Notes, $113,000,000 in aggregate principal amount of 4.30% Receivable-Backed Class A-2 Notes, $189,000,000 in aggregate principal amount of 4.42% Receivable-Backed Class A-3 Notes, $82,100,000 in aggregate principal amount of Floating Rate Receivable-Backed Class A-4 Notes, $12,382,000 in aggregate principal amount of 4.71% Receivable-Backed Class B Notes, $20,050,000 in aggregate principal amount of 4.78% Receivable-Backed Class C Notes, and $21,228,735 in aggregate principal amount of 5.10% Receivable-Backed Class D Notes (the "Notes").

     The Notes have the benefit of certain funds deposited in a reserve account established pursuant to, and are entitled to certain other credit enhancement in the form of overcollateralization resulting from the excess of interest payable in respect of the obligations securing the Notes over the sum of interest payable in respect of the Notes and servicing expenses, as more fully described in, a Pooling and Servicing Agreement, annexed hereto as Exhibit 4.2 (the "Pooling and Servicing Agreement").

     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.



Item 9.01       Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


Exhibit No.         Description
-----------         -----------

     1.1         Underwriting Agreement, dated August 17, 2005, among CIT Funding
                 Company, LLC, CIT Financial USA, Inc., and Banc of America Securities
                 LLC and Barclays Capital Inc., as representatives of the several underwriters.

     4.1         Amended and Restated Trust Agreement, dated July 1, 2005, among CIT
                 Funding Company, LLC, as Depositor, The Bank of New York, as Owner
                 Trustee, and The Bank of New York (Delaware), as Delaware Trustee.

     4.2         Pooling and Servicing Agreement, dated July 1, 2005, among CIT
                 Equipment Collateral 2005-EF1, as Trust, CIT Funding Company, LLC, as
                 Depositor, CIT Financial USA, Inc., and The CIT Group/Equipment
                 Financing, Inc., as Servicer.

     10.1        Administration Agreement, dated July 1, 2005, among CIT Equipment
                 Collateral 2005-EF1, as Issuer, The CIT Group/Equipment Financing,
                 Inc., as Administrator, CIT Funding Company, LLC, as Depositor, and
                 JPMorgan Chase Bank, National Association, as Indenture Trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CIT Funding Company, LLC
                                             ------------------------
                                                   (Registrant)

Date:  August 30, 2005
                                                 /s/ Usama Ashraf
                                                 ----------------
                                                    (Signature)

                               Name:  Usama Ashraf
                               Title: Vice President



                            STATEMENT OF DIFFERENCES
                            ------------------------
The section symbol shall be expressed as............................   'SS'